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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     July 18, 1997
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                  AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
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             (Exact name of registrant as specified in its charter)



       Delaware                      0-25634                  87-0365268
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number             Identification No.)



755 Boardman-Canfield Road, Building G West, Boardman, Ohio            44512
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(Address of principal executive offices)                            (Zip Code)



Registrants telephone number, including area code        (330) 965-9910
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                                 Not applicable.
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         (Former name or former address, if changed since last report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 18, 1997, American Architectural Products Corporation, a Delaware corporation (the "Company"), acquired all of the issued and outstanding common stock of Thermetic Glass, Inc. ("Thermetic"). The primary business of Thermetic is the manufacture and distribution of new construction and replacement vinyl door and window products. The aggregate consideration paid by the Company to the former shareholders of Thermetic consisted of the following: (a) 384,000
shares of the Company's common stock; (b) $100,000 in   cash; (c) $2,500,000 in
convertible debentures of the Company; and (d) a commitment to issue an aggregate number of additional shares of the Company's common stock, eighteen
(18) months after closing, having a fair market value of $1,000,000 at that time.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

     Pursuant to Item 7(a)(4)of Form 8-K, any required financial statements of Thermetic, and any required pro forma financial information, will be filed pursuant to an amendment to this Form 8-K as soon as practicable (but not later than 60 days following the date on which this report was required to have been filed).

(b)  Pro Forma Financial Information.

     See (a) above.

(c)  Exhibits.

     None.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN ARCHITECTURAL
                                        PRODUCTS CORPORATION



Date: August 1, 1997                    By /s/ Frank J. Amedia
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                                               Frank J. Amedia
                                               President and Chief Executive
                                               Officer